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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): March 4, 1999

                             STERLING VISION, INC.
               (Exact Name of Registrant as Specified in Charter)

          New York                      1-14128                11-3096941
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                     Identification No.)

                            1500 Hempstead Turnpike
                          East Meadow, New York 11554
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                    (Address of Principal Executive Offices)

                                 (516) 390-2100
              (Registrant's telephone number, including area code)

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Item 5. Other Event

         On March 4, 1999, effective as of February 11, 1999, the Registrant and each of the four (4) remaining Holders of its Convertible Preferred Stock entered into a further Amendment to the Subscription Agreements applicable thereto which served to:

         1. Reduce the conversion price of all outstanding shares of Preferred Stock, from $5.00 to $3.00;

         2. Extended the date by which the Registrant is required to redeem all then outstanding shares of Preferred Stock, from February 17, 1999 to February 17, 2000;

         3. Eliminated the requirement that the Registrant pay dividends on the Preferred Stock from and after February 17, 1999; and

         4. Reduced the Exercise Price of the outstanding Warrants, from $5.00 to $4.00.

Item 7. Financial Statements and Exhibits

Exhibit No.       Document.
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10.79             Second Amendment to Convertible Preferred Stock and Warrants
                  Subscription Agreement.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                STERLING VISION, INC.

                                By:      /s/ Joseph Silver
                                    -----------------------------------------
                                    Name:  Joseph Silver
                                    Title: Executive Vice President & General
                                           Counsel
Date:    March 5, 1999